Exhibit 10.20

AMENDMENT NO. 3 TO
LOAN AND SERVICING AGREEMENT
THIS AMENDMENT NO. 3 TO LOAN AND SERVICING AGREEMENT, dated as of September 9, 2013 (this “Amendment”) is entered into by and among BDCA Funding I, LLC, as the borrower (in such capacity, the “Borrower”), Business Development Corporation of America, as the servicer (in such capacity, the “Servicer”), Wells Fargo Bank, National Association, as the required lender (in such capacity, the “Required Lender”), and Wells Fargo Securities, LLC, as the administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein have the meanings provided in the Agreement (as defined below).
R E C I T A L S
WHEREAS, reference is made to the Loan and Servicing Agreement, dated as of July 24, 2012 (as amended by certain Amendment No. 1 to the Loan and Servicing Agreement, dated as of January 14, 2013 and certain Amendment No. 2 to the Loan and Servicing Agreement, dated as of April 26, 2013, each by and among the Borrower, the Servicer, the Lender and the Administrative Agent and as further amended, modified, waived, supplemented or restated from time to time, the “Agreement”), by and among the Borrower, the Servicer, the Conduit Lenders, the Institutional Lenders, the Lender Agents, the Administrative Agent, and U.S. Bank National Association, as the collateral agent, the account bank and the collateral custodian; and
WHEREAS, the parties hereto desire to further amend the Agreement in certain respects as specified herein, pursuant to and in accordance with Section 11.01 of the Agreement;
NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
SECTION 1.AMENDMENT.
(a)    The cover page of the Agreement is hereby amended by replacing the figure “$100,000,000” immediately following the words “Up to” with the figure “$200,000,000”
(b)    Section 1.01 of the Agreement is hereby by amended as follows:
(i)    by amending the definition of “Adjusted Borrowing Value” by replacing the phrase “(x) $6,000,000 with respect to any Loan Asset that is a Broadly Syndicated Loan and (y) $8,000,000 with respect to any Loan Asset that is a Middle Market Loan” with the figure “$15,000,000”;
(ii)    by amending the definition of “Broadly Syndicated Loan” by removing the parenthetical phrase “(and, solely for purposes of the representations and warranties set forth in clause 41 of the Eligibility Criteria set forth in Schedule III hereto, $150,000,000)”;
(iii)    by amending the definition of “Maximum Facility Amount” by replacing the figure “$100,000,000” immediately following the words “shall not exceed” with the figure “$200,000,000”;
(iv)    by amending the definition of “Minimum Equity Amount” by replacing the figure “$32,000,000” with the figure “$50,000,000”;
(v)    by inserting the new definition “Third Amendment Effective Date” in the appropriate alphabetical order as follows:
“Third Amendment Effective Date” means September 9, 2013.
(vi)    by amending the definition of “Value Adjustment Event” by replacing clause (i)(A) in its entirety with the following:
“The Interest Coverage Ratio for any Relevant Test Period with respect to such Loan Asset is (I) less than or equal to 85% of the Interest Coverage Ratio with respect to such Loan Asset as calculated on the applicable Cut-Off Date and (II) less than 1.50 or”;
(c)    Section 2.09 of the Agreement is hereby amended by replacing the words “from the period beginning on April 26, 2013 to and including July 26, 2013” appearing in clause (i) of the second sentence thereof with the words “from the period beginning on September 9, 2013 to and including March 9, 2014”.
(d)    Schedule III to the Agreement is hereby amended by deleting in its entirety clause 41 of the Eligibility Criteria and renumbering the remaining clause as appropriate.
SECTION 2.AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.
Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Agreement and corresponding references thereto or therein such as “hereof”, “herein”, or words of similar effect referring to the Agreement shall be deemed to mean the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein.
SECTION 3.REPRESENTATIONS.
Each of the Borrower and the Servicer, severally for itself only, represents and warrants as of the date of this Amendment as follows:
(i)it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;
(ii)the execution, delivery and performance by it of this Amendment and the Agreement as amended hereby are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;
(iii)no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the Agreement as amended hereby by or against it;
(iv)this Amendment has been duly executed and delivered by it;
(v)each of this Amendment and the Agreement as amended hereby constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and
(vi)there is no Unmatured Event of Default, Event of Default or Servicer Termination Event.
SECTION 4.CONDITIONS TO EFFECTIVENESS.
The effectiveness of this Amendment is conditioned upon: (i) payment of the invoiced outstanding fees and disbursements of the Administrative Agent and the Lenders (if any); (ii) delivery of opinions of counsel as reasonably requested by, and in form and substance satisfactory to, the Administrative Agent and (iii) delivery of executed signature pages by all parties hereto to the Administrative Agent.
SECTION 5.MISCELLANEOUS.
(a)This Amendment may be executed in any number of counterparts (including by facsimile or e-mail), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.
(b)The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
(c)This Amendment may not be amended or otherwise modified except as provided in the Agreement.
(d)The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.
(e)Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural number, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.
(f)This Amendment and the Agreement represent the final agreement among the parties with respect to the matters set forth therein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten oral agreements among the parties with respect to such matters.
(g)THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE AGREEMENT.
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IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to be executed by their respective officers thereunto duly authorized, as of the date first above written.
BDCA FUNDING I, LLC,
as the Borrower

By: BUSINESS DEVELOPMENT
CORPORATION OF AMERICA, Member of
BDCA Funding I, LLC
By:    /s/ Nicholas Radesca    Name: Nicholas Radesca
    Title: Chief Financial Officer
BUSINESS DEVELOPMENT
CORPORATION OF AMERICA,
as the Servicer
By:    /s/ Nicholas Radesca    Name: Nicholas Radesca
    Title: Chief Financial Officer

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Required Lender
By:    /s/ Raj Shah
    Name: Raj Shah
    Title: Managing Director
WELLS FARGO SECURITIES, LLC,
as the Administrative Agent
By:    /s/ Mike Romanzo, CFA
    Name: Mike Romanzo, CFA
    Title: Director